UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 29, 2024 (MARCH 25, 2024)

IB ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

nevada	001-41988	85-2946784
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2500 N Military Trail, Suite 160-A

Boca Raton, FL 33431

(Address of principal executive offices and zip code)

(214) 687-0020

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one right	IBACU	The Nasdaq Stock Market LLC
Shares of common stock, par value $0.0001 per share	IBAC	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-twentieth of one share of common stock	IBACR	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On March 28, 2024, IB Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 11,500,000 units (the “Units”), which included 1,500,000 Units issued pursuant to the full exercise of the over-allotment option granted to the underwriters. Each Unit consists of one share of common stock of the Company, par value $0.0001 per share, and one right (the “Rights”). Each Right entitles the holder thereof to receive one-twentieth of one share of common stock. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statements on Form S-1 (File No. 333-275650) for the IPO, originally filed with the U.S. Securities and Exchange Commission on November 17, 2023 (as amended, the “Registration Statement”):

● An Underwriting Agreement, dated March 25, 2024, by and between the Company and I-Bankers Securities, Inc., as representative of the several underwriters (the “Representative”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

● A Rights Agreement, dated March 25, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

● A Letter Agreement, dated March 25, 2024, by and among the Company, I-B Good Works 4, LLC, James Michael McCrory, I-Bankers Securities, Inc., IB Capital LLC, and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

● An Investment Management Trust Agreement, dated March 25, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

● A Registration Rights Agreement, dated March 25, 2024, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

● An Administrative Services Agreement, dated January 24, 2024, by and between the Company and Christy Albeck, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

● A Business Combination Marketing Agreement, dated March 25, 2024, by and among the Company and I-Bankers Securities Inc., a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to certain subscription agreements, the form of which was filed as exhibit 10.4 to the Registration Statement and is incorporated herein by reference, the Company completed the private sale of an aggregate of 610,500 units (the “Private Placement Units”) to I-B Good Works 4, LLC, at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $6,105,000. The Private Placement Units are identical to the Units sold in the IPO except that the Private Placement Units are not transferable, assignable or salable until 30 days after the completion of the Company’s initial business combination. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Prior to the effective date of the Registration Statement, John Joyce, Silvia Panigone, and Jian Zhang were appointed to the board of directors of the Company. The board of directors has determined that the directors are independent directors within the meaning of applicable SEC and Nasdaq rules. Effective upon their appointment, (i) John Joyce, Silvia Panigone, and Jian Zhang were appointed to the board’s audit committee, with John Joyce serving as chair of the audit committee; (ii) John Joyce, Silvia Panigone, and Jian Zhang were appointed to the board’s compensation committee, with John Joyce serving as chair of the compensation committee; and (iii) John Joyce, Silvia Panigone, and Jian Zhang were appointed to the board’s nominating and corporate governance committee, with John Joyce serving as chair of the nominating and corporate governance committee.

In connection with their appointments to the board of directors, each director and the Company’s then-serving director, Al Lopez, and the Company’s Chief Financial Officer, Christy Albeck, entered into indemnity agreements with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 8.01. Other Events.

A total of $115,575,000 of the net proceeds from the IPO (including the full exercise of the over-allotment option) and the sale of the Private Placement Units were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of common stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the public shares if the Company is unable to complete an initial business combination within 18 months from the closing of the IPO, subject to applicable law.

On March 25, 2024, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On March 28, 2024, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 25, 2024, by and between the Company and I-Bankers Securities, Inc., as representative of the several underwriters.
1.2	Business Combination Marketing Agreement, dated March 25, 2024, by and among the Company and I-Bankers Securities Inc.
3.1	Amended and Restated Articles of Incorporation
4.1	Rights Agreement, dated March 25, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.
10.1	Letter Agreement, dated March 25, 2024, by and among the Company, I-B Good Works 4, LLC, James Michael McCrory, I-Bankers Securities, Inc., IB Capital LLC, and each of the officers and directors of the Company.
10.2	Investment Management Trust Agreement, dated March 25, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated March 25, 2024, by and among the Company and certain security holders.
10.4	Administrative Services Agreement, dated January 24, 2024, by and between the Company and Christy Albeck.
99.1	Press Release, dated March 25, 2024.
99.2	Press Release, dated March 28, 2024.
104	Cover Page Interactive Data File (embedded within the XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IB ACQUISITION CORP.

By:	/s/ Al Lopez
Al Lopez
Chief Executive Officer

Dated: March 29, 2024

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